DT Capital Trust

                     7.16% Convertible Preferred Securities
                         (liquidation preference $50 per
                         Convertible Preferred Security)
                     guaranteed to a limited extent by, and
                        convertible into Common Stock of,
                               DT Industries, Inc.



                               PLACEMENT AGREEMENT

                                                                  June 12, 1997


Credit Suisse First Boston Corporation
Eleven Madison Avenue
New York, NY 10010-3629


Dear Sirs:

     1. Introductory. DT Capital Trust, a statutory business trust formed under the laws of the State of Delaware (the "Trust") and DT Industries, Inc., a Delaware corporation, as depositor of the Trust and as guarantor (the "Guarantor"), propose, subject to the terms and conditions stated herein, that the Trust issue and sell 1,400,000 of its 7.16% Convertible Preferred Securities (liquidation preference $50 per Convertible Preferred Security) (the "Preferred Securities") representing undivided beneficial ownership interests in the assets of the Trust, guaranteed by the Guarantor as to the payment of distributions, and as to payments on liquidation or redemption, to the extent set forth in a guarantee agreement (the "Guarantee") between the Guarantor and The Bank of New York, as trustee (the "Guarantee Trustee"). The Preferred Securities will be sold on a private placement basis pursuant to an exemption under Section 4(2) of the United States Securities Act of 1933 (the "Securities Act"). The proceeds of the sale by the Trust of the Preferred Securities and its Common Securities (liquidation preference $50 per common security) (the "Common Securities") are to be invested in 7.16% Convertible Junior Subordinated Deferrable Interest Debentures Due 2012 (the "Convertible Junior Subordinated Debentures") of the Guarantor, to be issued pursuant to an Indenture (the "Indenture") between the Guarantor and The Bank of New York, as trustee (the "Debenture Trustee"). The Preferred Securities are effectively convertible into shares of Common Stock, par value $.01 per share (the "Common Stock"), of the Guarantor. Holders (including subsequent transferees) of the Preferred Securities will have the registration rights set forth in the Registration Rights Agreement (the "Registration Rights Agreement") to be entered into among
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                                                                            2

the Trust, the Guarantor and the Purchasers (as defined below). Pursuant to the Registration Rights Agreement, the Guarantor and the Trust have agreed to file with the Securities and Exchange Commission (the "Commission") a shelf registration statement (the "Shelf Registration Statement") pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Securities Act"), to register sales of the Preferred Securities, the Guarantee, the Convertible Junior Subordinated Debentures and the shares of Common Stock issuable upon conversion thereof (collectively, the "Securities") following the sale of the Preferred Securities contemplated hereby. The Preferred Securities are proposed to be sold to such purchasers, which may include you (the "Purchasers"), and at such time (the "Closing Time") as you and the Guarantor mutually agree. Subject to the terms and conditions stated herein, the Guarantor proposes to appoint you as its sole or exclusive placement agent in connection with the issuance, offering and sale of the securities.

     Each of the Trust and the Guarantor hereby agrees with you as follows:

     2. Representations and Warranties of the Trust and the Guarantor. Each of the Trust and the Guarantor jointly and severally represents and warrants to you, and agrees with you, that:

               (a) An offering memorandum relating to the Preferred Securities has been prepared by the Trust and the Guarantor. Such offering memorandum, as supplemented as of the date of this Agreement, together with any other document approved by the Guarantor for use in connection with the contemplated sale of the Preferred Securities or incorporated by reference thereto are hereinafter collectively referred to as the "Offering Document". On the date of this Agreement, the Offering Document does not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The preceding sentence does not apply to statements in or omissions from the Offering Document based upon written information furnished to the Guarantor by you specifically for use therein. Except as disclosed in the Offering Document, on the date of this Agreement, the Guarantor's Annual Report on Form 10-K most recently filed with the Commission and all reports, including all amendments thereto (collectively, the "Exchange Act Reports") which have been filed by the Guarantor with the Commission or sent to stockholders pursuant to the

          Securities Exchange Act of 1934 (the "Exchange Act") since July 1, 1996, taken together, do not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. Such documents, when filed with the Commission, conformed in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder.

               (b) The Trust has been duly created and is validly existing as a statutory business trust in good standing under the Business Trust Act of the State of Delaware (the "Delaware Business Trust Act") with the power and authority to own property and conduct its business as described in the Offering Document, and has conducted and will conduct no business other than the transactions contemplated by this Agreement and as described in the Offering Document; the Trust is not a party to or bound by any agreement or instrument other than this Agreement, the Amended and Restated Declaration of Trust (the "Trust Agreement") between the Guarantor and the trustees named therein (the "Trustees") and the agreements and instruments contemplated by the Trust Agreement and the Offering Document; the Trust has no liabilities or obligations other than those arising out of the transactions contemplated by this Agreement and the Trust Agreement and described in the Offering Document; and the Trust is not a party to or subject to any action, suit or proceeding of any nature.

               (c) The Guarantor has been duly incorporated and is an existing corporation in good standing under the laws of the State of Delaware, with power and authority (corporate and other) to own its properties and conduct its business as described in the Offering Document; and the Guarantor is duly qualified to do business and in good standing as a foreign corporation in each jurisdiction in which its ownership of property or the conduct of its business requires such qualification except where the failure to be so qualified or in good standing, as the case may be, will not, individually, or in the aggregate, have a material adverse effect on the assets, operations or condition (financial or otherwise) of the Guarantor and its subsidiaries taken as a whole (a "Material Adverse Effect").

               (d) Each subsidiary of the Guarantor that is a "significant subsidiary" (as defined in Rule 1-02 of

          Regulation S-X of the Commission) or that is listed on Exhibit I hereto (each of the foregoing being referred to as a "Significant Subsidiary") has been duly incorporated and is an existing corporation in good standing under the laws of the jurisdiction of its incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Offering Document; and each significant subsidiary of the Guarantor is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except with respect to such subsidiaries and jurisdictions where the failure to be so qualified or in good standing, as the case may be, will not, individually or in the aggregate, have a Material Adverse Effect; all of the issued and outstanding capital stock of each Significant Subsidiary has been duly authorized and validly issued and is fully paid and nonassessable; and the capital stock of each Significant Subsidiary owned by the Guarantor, directly or through subsidiaries, is owned free from liens, encumbrances and defects, except insofar as such stock has been pledged, pursuant to credit agreements filed with the Commission, to secure obligations of the Guarantor and its subsidiaries to their respective senior lenders.

               (e)  The  Preferred   Securities   have  been  duly  and  validly
          authorized by the Trust, and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued and fully paid and nonassessable undivided beneficial interests in the assets of the Trust and will conform to the description thereof contained in the Offering Document; the issuance of the Preferred Securities is not subject to preemptive or other similar rights; the Preferred Securities will have the rights set forth in the Trust Agreement, and the Preferred Securities when issued and delivered against payment therefor as provided herein will be, and the Trust Agreement, when duly executed and delivered, will be, valid and binding obligations of the Trust; the holders of the Preferred Securities will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware.

               (f) The Common Securities have been duly and validly authorized by the Trust and upon delivery by the Trust to the Guarantor against payment therefor as described in the Offering Document, will be duly and validly issued and fully paid and nonassessable undivided beneficial interests in the assets of the Trust and will conform to the description thereof contained in the Offering Document; the issuance of the Common Securities is not subject to preemptive or other similar rights; and all of the issued and outstanding Common Securities of the Trust will be directly owned by the Guarantor free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity.

               (g) The Registration Rights Agreement has been duly authorized by the Trust and the Guarantor and, when executed and delivered, will conform in all material respects to the description thereof contained in the Offering Document. The Registration Rights Agreement when validly executed and delivered by the Trust and the Guarantor will constitute a valid and legally binding obligation of the Trust and the Guarantor and will be enforceable in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other similar laws affecting creditors' rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law).

               (h) The Guarantee, the Convertible Junior Subordinated Debentures, the Trust Agreement and the Indenture (the Guarantee, the Convertible Junior Subordinated Debentures, the Trust Agreement and the Indenture being collectively referred to as the "Guarantor Agreements") have each been duly authorized and when validly executed and delivered by the Guarantor and, in the case of the Guarantee, by the Guarantee Trustee, in the case of the Trust Agreement, by the Trustees and, in the case of the Indenture, by the Debenture Trustee, and, in the case of the Convertible Junior Subordinated Debentures, when validly issued by the Guarantor and validly authenticated and delivered by the Debenture Trustee and paid for by the Trust, will constitute valid and legally binding obligations of the Guarantor, enforceable in accordance with their respective terms, subject, as to enforcement, to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other similar laws affecting creditors' rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law); the Convertible Junior Subordinated Debentures are entitled to the benefits of the Indenture; and the Guarantor Agreements will conform in all material respects to the descriptions thereof in the Offering Document.

               (i) When the Preferred Securities are delivered and paid for pursuant to this Agreement at the Closing Time, such Preferred Securities will be exchangeable for Convertible Junior Subordinated Debentures which will be convertible into the shares of Common Stock ("Underlying Shares") of the Guarantor in accordance with the Trust Agreement; the Underlying Shares initially issuable upon conversion of such Preferred Securities have been duly authorized and reserved for issuance upon such conversion and, when issued upon such conversion, will be validly issued, fully paid and nonassessable; the outstanding shares of Common Stock of the Guarantor conform in all material respects to the description thereof contained in the Offering Document; and the stockholders of the Guarantor have no preemptive rights with respect to the Preferred Securities, the Convertible Junior Subordinated Debentures or the Underlying Shares.

               (j) Except for this Agreement, there are no contracts, agreements or understandings between the Guarantor and any person that would give rise to a valid claim against the Guarantor or any Purchaser for a brokerage commission, finder's fee or other like payment in connection with the sale of the Preferred Securities.

               (k) Assuming the accuracy of the representations and warranties of the Purchasers set forth in Section 4 of the Purchase Agreement dated of even date herewith among the Trust, the Guarantor and each of the Purchasers (the "Purchase Agreement") no consent, approval, authorization, or order of, or filing with, any governmental agency or body or any court is required for the consummation of the transactions contemplated by this Agreement, the Registration Rights Agreement and the Guarantor Agreements in connection with the issuance and sale of the Preferred Securities by the Trust, the exchange of the Convertible Junior Subordinated Debentures for Preferred Securities or the purchase of the Convertible Junior Subordinated Debentures by the Trust, except in connection with the registration of the Securities pursuant to the Registration Rights Agreement, and except as to state or foreign securities laws or by the regulations of the National Association of Securities Dealers, Inc. ("NASD").

               (l) The issue and sale of Preferred Securities, the exchange of the Convertible Junior Subordinated Debentures for Preferred Securities, the execution, delivery and performance of this Agreement and the Registration Rights Agreement, the compliance by the Trust and the Guarantor with all of the provisions of this Agreement, the purchase of the Convertible Junior Subordinated Debentures by the Trust and the consummation of the transactions contemplated herein will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Trust is a party or by which the Trust is bound or to which any of the property or assets of the Trust is subject, nor will such action result in any violation of the provisions of the Trust Agreement or any statute or any material order, rule or regulation of any court or governmental agency or body having jurisdiction over the Trust or any of its properties, except for such conflicts, breaches, defaults or violations that would not have a material adverse effect on the assets, operations, condition (financial and otherwise) or the prospects of the Trust taken as a whole (a "Trust Material Adverse Effect").

               (m) The issuance by the Guarantor of the Guarantee, the compliance by the Guarantor with all of the provisions of this Agreement, the issuance upon exchange and conversion of the Underlying Shares, the execution, delivery and performance by the Guarantor of the Registration Rights Agreement and the Guarantor Agreements and the consummation of the transactions herein and therein contemplated will not conflict with, result in the creation or imposition of any lien, charge or encumbrance upon any assets of the Guarantor or any of its subsidiaries pursuant to the terms of, or constitute a default under, any material agreement, indenture or instrument, or result in a violation of the corporate charter or by-laws of the Guarantor or any of its subsidiaries or any material order, rule or regulation of any court or governmental agency having jurisdiction over the Guarantor, any of its subsidiaries or their respective properties, except for such conflicts, liens, charges, encumbrances, defaults or violations that would not have a Material Adverse Effect; and assuming the accuracy of the representations and warranties of the Purchasers set forth in Section 4 of the Purchase Agreement, no consent, authorization or order of, or filing or registration with, any court or governmental agency is required therefor, except in connection with the registration of the Securities pursuant to the Registration Rights Agreement and except as to state or foreign securities laws or by the regulations of the NASD.

               (n) Neither the Trust, the Guarantor nor any of the Guarantor's subsidiaries is in violation of its organizational documents or in default under any agreement, indenture, mortgage, lease, note or instrument, which violation or default would have a Material Adverse Effect or a Trust Material Adverse Effect.

               (o) The Trust has full power and  authority to  authorize,  issue and sell the Preferred Securities as contemplated by this Agreement and to execute, deliver and perform this Agreement and the Registration Rights Agreement.

               (p) This Agreement has been duly authorized, executed and delivered by the Trust and the Guarantor.

               (q) Except as disclosed in the Offering Document, the Trustee (as defined in the Offering Document) will on the Closing Date have good and valid title to all the Convertible Junior Subordinated Debentures, free from liens, encumbrances and defects that would materially affect the value thereof or materially interfere with the use made or to be made thereof by the Trust.

               (r) There is no material litigation or governmental proceeding pending or, to the knowledge of the Guarantor, threatened against the Guarantor or any of its subsidiaries which may reasonably be expected to result in any Material Adverse Effect.

               (s) The financial statements of the Guarantor and its consolidated subsidiaries included or incorporated by reference in the Offering Document present fairly, in all material respects, the financial position of the Guarantor and its consolidated subsidiaries as of the dates shown and their results of operations and cash flows for the periods shown, and, except as otherwise disclosed in the Offering Document, such financial statements have been prepared in conformity with the generally accepted accounting principles in the United States applied on a consistent basis and the assumptions used in preparing the pro forma financial statements included in or incorporated by reference in the Offering Document provide a reasonable basis for presenting the significant effects directly attributable to the transactions or events described therein, the related pro forma adjustments give appropriate effect to those assumptions and the pro forma columns therein reflect the proper application of those adjustments to the corresponding historical financial statement amounts.

               (t) Since the dates as of which information is given in the Offering Document, no Material Adverse Effect has occurred.

               (u) Neither the Trust nor the Guarantor is an open-end investment company, unit investment trust or face-amount certificate company that is or is required to be registered under Section 8 of the Investment Company Act of 1940 (together with the rules and regulations thereunder, the "Investment Company Act"), nor is it a closed-end investment company required to be registered, but not registered, thereunder; and each of the Trust and the Guarantor is not and, after giving effect to the offer and sale of the Preferred Securities and the application of the proceeds thereof as described in the Offering Document, will not be an "investment company" as defined in the Investment Company Act.

               (v) No securities of the same class (within the meaning of Rule 144A(d)(3) under the Securities Act) as the Preferred Securities are listed on any national securities exchange registered under Section 6 of the Exchange Act or quoted in a U.S. automated interdealer quotation system.

               (w) The offer and sale of the Preferred Securities in the manner contemplated by this Agreement will be exempt from the registration requirements of the Securities Act by reason of Section 4(2) thereof, and Regulation S ("Regulation S") thereunder; and it is not necessary to qualify an indenture in respect of any of the Securities under the United States Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), except as contemplated by the Registration Rights Agreement.

               (x) Neither the Guarantor, nor the Trust, nor any of their respective affiliates, nor any person acting on behalf of any of the foregoing (i) has, within the six-month period prior to the date hereof, offered or sold in the United States or to any U.S. person (as such terms are defined in Regulation S under the Securities Act) the Preferred Securities or any security of the same class or series as the Preferred Securities or (ii) has offered or will offer or sell the Preferred Securities (A) in the United States by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act or (B) with respect to any such securities sold in reliance on Rule 903 of Regulation S under the Securities Act, by means of any directed selling efforts within the meaning of Rule 902(b) of Regulation S. The Guarantor and the Trust, their respective affiliates and any person acting on behalf of any of the foregoing have complied and will comply with the offering restrictions requirement of Regulation S. The Guarantor and the Trust have not entered and will not enter into any contractual arrangement with respect to the distribution of the Preferred Securities except for this Agreement, the Purchase Agreement and the Registration Rights Agreement.

               (y) The Guarantor is subject to Section 13 or 15(d) of the Exchange Act.

               (z) The Guarantor and its subsidiaries possess adequate certificates, authorities or permits issued by appropriate governmental agencies or bodies necessary to conduct the business now operated by them, except where the failure to possess such certificates or permits will not individually or in the aggregate have a Material Adverse Effect; and have not received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit that, if determined adversely to the Guarantor or any of its subsidiaries, would individually or in the aggregate have a Material Adverse Effect.

               (aa) Except as disclosed in the Offering Document and except for statutory liens for sums not yet due or which are being contested in good faith in appropriate proceedings, the Guarantor and its subsidiaries have good and marketable title to all real properties and other properties and assets owned by them, in each case free from liens, encumbrances and defects that would, individually or in the aggregate, have a Material

          Adverse Effect; and except as disclosed in the Offering Document or as will not have a Material Adverse Effect, the Guarantor and its subsidiaries hold any leased real or personal property under valid and enforceable leases with no exceptions that would materially interfere with the use made or to be made thereof by them.

               (bb) The Guarantor and its subsidiaries own or possess, or can acquire on reasonable terms, adequate trademarks, trade names and other rights to inventions, know-how, patents, copyrights, confidential information and other intellectual property
          (collectively, "intellectual property rights") necessary to conduct the business now operated by them, or presently employed by them, the loss of which may reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect; and have not received any notice of infringement of or conflict with asserted rights of others with respect to any intellectual property rights that, if determined adversely to the Guarantor or any of its subsidiaries, would individually or in the aggregate, have a Material Adverse Effect.

               (cc) No labor dispute with the employees of the Guarantor or any of its subsidiaries exists or, to the knowledge of the Guarantor, is imminent that may be reasonably expected to have a Material Adverse Effect.

               (dd) Except as disclosed in the Offering Document, neither the Guarantor nor any of its subsidiaries is in violation of any statute, any rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, "environmental laws"), owns or operates any real property contaminated with any substance requiring remediation or removal under any environmental laws, is liable for any off-site disposal or contamination pursuant to any environmental laws, or is subject to any claim relating to any environmental laws, which violation, contamination, liability or claim individually or in the aggregate may reasonably be expected to have a Material Adverse Effect; and the Guarantor is not aware of any pending investigation which might lead to such a claim.

                  3.  Placement of Securities.

          (a) The Guarantor and the Trust hereby appoint you as sole and exclusive placement agent in connection with the issuance and initial offering and sale of the Preferred Securities. With respect to such placement of the Preferred Securities, the Guarantor and the Trust and you each represent and agree as follows (except that the Guarantor and the Trust make no representations and warranties as to you, any of your affiliates or any person acting on your behalf):

                    (i) Until the later of the completion of the distribution of the Preferred Securities (as notified in writing by you to the Guarantor) and the Closing Time, none of the Guarantor, the Trust, any of their affiliates or any other person acting on their behalf will, directly or indirectly, sell or offer, or attempt to offer or dispose of, or solicit any offer to buy, or otherwise approach or negotiate in respect of, any of the Preferred Securities; neither you nor the Guarantor nor the Trust will, directly or indirectly, offer or sell Preferred Securities by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act, including, but not limited to any advertisement, article, notice or other communication published in any newspaper, magazine, or similar media or broadcast over television or radio or at any seminar or meeting the attendees at which were invited through any general solicitation or general advertising; and none of you, the Guarantor or the Trust or any such person has heretofore done any of the foregoing. As used in this Agreement, the terms "offer" and "sale" have the meanings specified in Section 2(3) of the Securities Act;


                    (ii) Except as previously disclosed to you, neither the Guarantor nor the Trust nor any other person acting on their behalf has offered or sold within the 12 month period ending with the date of this Agreement any security of the same or similar class as the Preferred Securities;

                    (iii) Both the Guarantor and you shall have the right to approve (1) every form of letter, circular, notice or other written communication in connection with the offer and sale of the Preferred Securities and (2) the persons to whom any such communication is to be directed;

                    (iv) Both you and the Guarantor (and any other person acting on behalf of you or the Guarantor) will reasonably believe at the Closing Time that the Purchasers are qualified institutional buyers within the meaning of Rule 144A of the Securities Act or institutional "accredited Investors" within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act; and

                    (v) The Guarantor and the Trust understand that you are acting solely as their agent in the placing of the Preferred Securities and that your responsibility is limited to a "best efforts" basis in placing the Preferred Securities, with no understanding, express or implied, on your part of a commitment by you to purchase or place the Preferred Securities; the Guarantor and the Trust understand, however, that you reserve the right to purchase a portion of the Preferred Securities on mutually agreeable terms and that, subject to the transfer restrictions in the Preferred Securities as described in the Offering Document, you may resell the Preferred Securities so purchased to other Purchasers and those investors to whom the Securities have been offered.

          (b) You shall communicate to the Guarantor, orally or in writing, each offer to purchase Preferred Securities, other than those rejected by you. You shall have the right, in your discretion reasonably exercised, to reject any offer received by you to purchase Preferred Securities, as a whole or in part, and any such rejection by you shall not be deemed a breach of your agreements contained herein.

     4. Certain Agreements of the Trust and the Guarantor. Each of the Trust and the Guarantor, jointly and severally, agrees with you that:

          (a) The Trust and the Guarantor will advise you promptly of any proposal to amend or supplement the Offering Document and will not effect such amendment or supplementation without your consent (which consent shall not be unreasonably withheld). If, at any time during the period commencing on the date of this Agreement and ending on the later of (i) the Closing

          Time or (ii) if you or any of your affiliates purchase Securities at the Closing Time, as notified to the Guarantor prior to the Closing Time, the first date on which neither you nor any of your affiliates are an Existing Holder of such Securities (provided that such period shall not in any event exceed 30 days after the Closing Time), any event occurs as a result of which the Offering Document as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, the Trust and the Guarantor promptly will notify you of such event and promptly will prepare, at their own expense, an amendment or supplement which will correct such statement or omission. Neither your consent to, nor your delivery to offerees or investors of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 6.

          (b) The Trust and the Guarantor will furnish to you copies of the Offering Document and all amendments and supplements to such documents, in each case as soon as available and in such quantities as you reasonably request, and the Trust and the Guarantor will furnish to you on the date hereof a copy of the Offering Document which will include the independent accountants' reports therein manually signed by such independent accountants. At any time when the Guarantor is not subject to Section 13 or 15(d) of the Exchange Act, the Guarantor will promptly furnish or cause to be furnished to you and, upon request of holders and prospective purchasers of the Preferred Securities, to such holders and purchasers, a reasonable number of copies of the information required to be delivered to holders and prospective purchasers of the Preferred Securities pursuant to Rule 144A(d)(4) under the Securities Act (or any successor provision thereto) in order to permit compliance with Rule 144A in connection with resales by such holders of the Preferred Securities. The Guarantor will pay the expenses of printing and distributing all such documents.

          (c) The Trust and the Guarantor will arrange, in cooperation with you and your counsel, for the qualification of the Preferred Securities for sale and the determination of their eligibility for investment under the laws of such jurisdictions in the United States and Canada as you designate and will continue such qualifications in effect so long as required for the sale of the Preferred Securities by you; provided, however, that the Trust and the Guarantor will not be required to qualify as a foreign corporation or to file a general consent to service of process in any such jurisdiction.

          (d) During the period of five years hereafter, the Guarantor will furnish to you, as soon as practicable after the end of each fiscal year, a copy of its annual report to stockholders for such year; and the Guarantor will furnish to the Purchasers (i) as soon as available, a copy of each report and any definitive proxy statement of the Guarantor filed with the Commission under the Exchange Act or mailed to stockholders and (ii) from time to time, such other information concerning the Guarantor as the Purchasers may reasonably request.

          (e) During the period of two years after the Closing Time (or, after the Shelf Registration Statement shall have been declared effective, such shorter period as may be specified in Section 2(b) of the Registration Rights Agreement), the Guarantor will, upon request, furnish to you and any holder of Preferred Securities a copy of the restrictions on transfer set forth under "Transfer Restrictions" in the Offering Document applicable to the Preferred Securities.

          (f) During the period of two years after the Closing Time (or, after the Shelf Registration Statement shall have been declared effective, such shorter period as may be specified in Section 2(b) of the Registration Rights Agreement), the Guarantor will not, and will not permit any of its affiliates (as defined in Rule 144 under the Securities Act) to, resell any of the Preferred Securities that have been reacquired by any of them, except for Preferred Securities purchased by the Guarantor or any of its affiliates and resold in a transaction registered under the Securities Act.

          (g) During the period of two years after the Closing Time (or, after the Shelf Registration Statement shall have been declared effective, such shorter period as may be specified in Section 2(b) of the Registration Rights Agreement), the Guarantor and the Trust will not be or become an open-end investment company, unit investment trust or face-amount certificate company that is or is required to be registered under Section 8 of the Investment Company

          Act and is not, and will not be or become, a closed-end investment company required to be registered, but not registered, under the Investment Company Act.

          (h) The Guarantor will pay all expenses incidental to the performance of its obligations under this Agreement, the Registration Rights Agreement and the Guarantor Agreements, including (i) the fees and expenses of the Trustees and their professional advisers; (ii) all expenses in connection with the execution, issue, authentication, packaging and initial delivery of the Preferred Securities, the preparation and printing of this Agreement, the Registration Rights Agreement, the Preferred Securities and the Guarantor Agreements, the Offering Document and amendments and supplements thereto, and any other document relating to the issuance, offer, sale and delivery of the Preferred Securities; (iii) qualifying the Preferred Securities for trading in The Private Offerings, Resale and Trading through Automated Linkages (PORTAL) Market and any expenses incidental thereto; (iv) for any expenses (including fees and disbursements of counsel) incurred in connection with qualification of the Preferred Securities for sale under the laws of such jurisdictions in the United States and Canada as you designate and the printing of memoranda relating thereto; (v) for any fees charged by investment rating agencies for the rating of the Securities; (vi) for all travel expenses of the Guarantor's officers and employees and any other expenses of the Guarantor in connection with attending or hosting meetings with prospective purchasers of the Preferred Securities; and
          (vii) for expenses incurred in distributing the Offering Document (including any amendments and supplements thereto). Except as otherwise provided in this paragraph or in Section 8 of this Agreement, you will pay all of your costs and expenses, including fees and expenses of your counsel and any advertising and travel expenses incurred by you.

          (i) If you are a Purchaser of Preferred Securities in connection with the offering, until you shall have notified the Trust and the Guarantor and the other Purchasers of the completion of the resale of the Preferred Securities held by you, neither the Guarantor nor the Trust nor any of their affiliates has or will, either alone or with one or more other persons, bid for or purchase for any account in which it or any of its affiliates has a beneficial interest any Preferred Securities or attempt to induce any person to purchase any Preferred Securities; and neither it nor any of its affiliates will make bids or purchases for the purpose of creating actual, or apparent, active trading in, or of raising the price of, the Preferred Securities.

          (j) For a period of 90 days after the date hereof, the Trust and the Guarantor will not offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly or file with the Commission a registration statement under the Securities Act relating to, (a) any trust certificates or other secu rities of the Trust (other than the Trust Securities), (b) any preferred stock or any other securities of the Guarantor which are substantially similar to any of the Preferred Securities, (c) any shares of Common Stock of the Guarantor or any other capital stock of the Guarantor, or (d) any other securities which are con vertible into, or exercisable or exchangeable for, trust certificates or other securities of the Trust, or preferred stock or such substantially similar secu rities of the Guarantor, or Common Stock of the Guarantor or other capital stock of the Guarantor, without your prior written consent, except the offer, sale, contract to sell, or other disposition of (i) the Preferred Securities, (ii) Common Stock of the Guarantor issued or delivered upon conversion of the Preferred Securities or the Convertible Junior Subordinated Debentures, (iii) securities issued or delivered upon conversion, exchange or exercise of any other securities of the Guarantor outstanding on the date of the Offering Document, (iv) capital stock of the Guarantor issued pursuant to benefit or incentive plans maintained for its officers, directors or employees, or pursuant to a Guarantor's dividend reinvestment plan, or (v) securities issued in connec tion with mergers, acquisitions or similar transac tions. The Guarantor will not at any time offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, any securities under circum stances where such offer, sale, pledge, contract or disposition would cause the exemption afforded by Section 4(2) of the Securities Act or the safe harbor of Regulation S thereunder to cease to be applicable to the offer and sale of the Preferred Securities.

          (k) The Trust and the Guarantor will apply the proceeds of the offer and sale of the Preferred Securities in the manner set forth in the Offering Document under the caption "Use of Proceeds".

          (l) The Guarantor will extend to the Purchasers and all prospective investors the opportunity to ask questions of, and receive answers from, the Guarantor concerning the Preferred Securities and the terms and conditions of the offering thereof and to obtain such information as such prospective investors may consider necessary in making an informed investment decision or to verify the accuracy of the information set forth in the Offering Document, to the extent the Guarantor possesses the same or can acquire it without unreasonable effort or expense, provided, however, that the Guarantor shall be under no obligation to divulge information that is proprietary or confidential.

     5. Closing and Placement Fee. The sale of the Preferred Securities to the Purchasers shall be held at the location, time and date mutually agreed by the Guarantor and you and communicated to the Purchasers by telex or otherwise. At the Closing Time, the Trust shall accept payment for the Preferred Securities from you on behalf of the Purchasers by official bank check or checks or wire transfer of federal (same day) funds and you shall accept delivery of Preferred Securities by book entry to your account with the Depository Trust Company ("DTC") and you shall deliver by book entry through DTC to the account of each Purchaser's DTC participant the Preferred Securities purchased by such Purchaser, against payment to your account of an amount equal to the purchase price from the account of such Purchaser's DTC participant.

     In consideration of your acting as placement agent with respect to the Preferred Securities, the Guarantor agrees to pay to you a placement fee, in Federal (same day) funds simultaneously with the issuance of the Preferred Securities at the Closing Time, in the amount of 2.5% of the gross principal amount of the Preferred Securities. A portion of the placement fee will be returned to the Guarantor at the Closing Time to reimburse the Guarantor for the fees and disbursements of Willkie, Farr & Gallagher which the Guarantor has agreed to pay under the Purchase Agreement.

     6. Solicitation and Closing Conditions. Your obligation, as agent of the Trust and the Guarantor, to solicit offers to purchase the Preferred Securities, the obligation of any Purchaser of Preferred Securities sold through you, or your obligation, if any, to purchase any of the Preferred Securities, shall in each case be subject, in your discretion, to the accuracy of the representations and warranties on the part of the Trust and the Guarantor herein, to the accuracy of the statements of officers of the Trust and Guarantor made pursuant to the provisions hereof, to the performance by the Trust and the Guarantor of its obligations hereunder and to the following additional conditions on or prior to the Closing Time:

     (a) You shall have received a letter, dated the date of this Agreement, of Price Waterhouse LLP confirming that they are independent public accountants within the meaning of the Securities Act and the applicable published rules and regulations thereunder ("Rules and Regulations") and to the effect that:

          (i) in their opinion the consolidated financial statements examined by them and incorporated by reference in the Offering Document and in the Exchange Act Reports comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the related published Rules and Regulations;

          (ii) on the basis of a reading of the latest available interim financial statements of the Guarantor, inquiries of officials of the Guarantor who have responsibility for financial and accounting matters and other specified procedures, nothing came to their attention that caused them to believe that:

               (A) at the date of the latest available balance sheet read by such accountants, or at a subsequent specified date not more than five days prior to the date of this Agreement, there was any change in the capital stock or any increase in short-term indebtedness or long-term debt of the Guarantor and its consolidated subsidiaries or, at the date of the latest available balance sheet read by such accountants, there was any decrease in consolidated net current assets or net assets, as compared with amounts shown on the latest balance sheet included in the Exchange Act Reports; or


               (B) for the period from the closing date of the latest income statement included in the Exchange Act Reports to the closing date of the latest available income statement read by such accountants there were any decreases as compared with the corresponding period of the previous year and with the period of corresponding length ended the date of the latest income statement included in the Exchange Act Reports in consolidated net sales, net income or in the total or per share amounts of consolidated income before extraordinary items or net income.

except in all cases set forth in clauses (A) and (B) above for changes, increases or decreases which the Exchange Act Reports disclose have occurred or may occur or which are described in such letter;

          (iii) they have compared specified dollar amounts (or percentages derived from such dollar amounts) and other financial information contained in the Offering Document and the Exchange Act Reports (in each case to the extent that such dollar amounts, percentages and other financial information are derived from the general accounting records of the Guarantor and its subsidiaries subject to the internal controls of the Guarantor's accounting system or are derived directly from such records by analysis or computation) with the results obtained from inquiries, a reading of such general accounting records and other procedures specified in such letter and have found such dollar amounts, percentages and other financial information to be in agreement with such results, except as otherwise specified in such letter; and

          (iv) after reading the unaudited pro forma computation of earnings per share, ratio of earnings to fixed charges, capitalization and financial statements included or incorporated in the Offering Document and the Exchange Act Reports (the "pro forma financial statements"); carrying out certain specified procedures; making inquiries of certain officials of the Guarantor who have responsibility for financial and accounting matters; and proving the arithmetic accuracy of the application of the pro forma adjustments to the historical amounts in the pro forma financial statements, nothing came to their attention which caused them to believe that the pro forma financial statements do not comply in form in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X or that the pro forma adjustments have not been properly applied to the historical amounts in the compilation of such statements.

     (b) Subsequent to the execution and delivery of this Agreement, there shall not have occurred (i) any change, or any development or event involving a prospective change, in or affecting particularly the condition (financial or other), business, properties or results of operations of the Trust or the Guarantor and its subsidiaries which, in your reasonable judgment, is material and adverse and makes it impractical or inadvisable to proceed with completion of the offering or the sale of and payment for the Preferred Securities; (ii) any downgrading in the rating of any debt securities of the Guarantor by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Securities Act) or any public announcement that any such organization has under surveillance or review its rating of any debt securities of the Guarantor (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating); (iii) any suspension or limitation of trading in securities generally on either of the New York Stock Exchange or The Nasdaq Stock Market's National Market, or any setting of minimum prices for trading on any such exchange, or any suspension of trading of any securities of the Guarantor on any exchange or in the over-the-counter market; (iv) any banking moratorium declared by U.S. Federal or New York authorities; or (v) any outbreak or escalation of major hostilities in which the United States is involved, any declaration of war by Congress or any other substantial national or international calamity or emergency if, in your reasonable judgment, the effect of any such outbreak, escalation, declaration, calamity or emergency makes it impractical or inadvisable to proceed with completion of the offering or sale of and payment for the Preferred Securities.

     (c) You and the Purchasers shall have received opinions, dated such Closing Date of (i) Dickstein, Shapiro & Morin, L.L.P., counsel for the Trust and the Guarantor in the forms attached hereto as Exhibits A-1 and A-2; (ii) Morris, Nichols, Arsht & Tunnell, special Delaware counsel to the Trust and the Guarantor, substantially in the form attached hereto as Exhibit B;
     (iii) Emmet, Marvin & Martin, counsel to the Guarantee Trustee, Indenture Trustee and Property Trustee, in the form attached hereto as Exhibit C and
     (iv) Morris, Nichols, Arsht & Tunnell, counsel for the Delaware Trustee, in the form attached hereto as Exhibit D.

     (d) You and the Purchasers shall have received a certificate, dated such Closing Date, of the President or any Vice President and a principal financial or accounting officer of the Guarantor in which such officers, to the best of their knowledge after reasonable investigation, shall state that the representations and warranties of the Trust and the Guarantor in this Agreement are true and correct, that the Trust and the Guarantor have complied with all agreements and satisfied all conditions on their part to be performed or satisfied hereunder at or prior to such Closing Date and that, subsequent to the dates of the most recent financial statements in the Offering Document there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of the Guarantor and its subsidiaries taken as a whole except as set forth in or contemplated by the Offering Document or as described in such certificate.

     (e) You shall have received a letter, dated the Closing Time, of Price Waterhouse LLP which meets the requirements of subsection (a) of this Section, except that the specified date referred to in such subsection will be a date not more than five days prior to the Closing Time for the purposes of this subsection.

     (f) The Registration Rights Agreement shall have been duly executed and delivered by the Guarantor and the Trust.

     The Guarantor will furnish you with such conformed copies of such opinions, certificates, letters and documents as you reasonably request. You may in your sole discretion waive compliance with any conditions to your obligations hereunder.

     7. Indemnification and Contribution. (a) The Trust and the Guarantor will jointly and severally indemnify you and hold you harmless against any losses, claims, damages or liabilities, joint or several, to which you may become subject, under the Securities Act or the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Offering Document, or any amendment or supplement thereto, or the Exchange Act Reports, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading and will reimburse you for any legal or other expenses reasonably incurred by you in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Trust and the Guarantor will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Trust and the Guarantor by you specifically for use therein, it being understood and agreed that the only such information consists of the information described as such in subsection (b) below.

     (b) You will indemnify and hold harmless the Trust and the Guarantor against any losses, claims, damages or liabilities to which the Trust and the Guarantor may become subject, under the Securities Act or the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Offering Document, or any amendment or supplement thereto, or any related preliminary offering circular, or arise out of or are based upon the omission or the alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Trust and the Guarantor by you specifically for use therein, and will reimburse any legal or other expenses reasonably incurred by the Trust and the Guarantor in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred.

     (c) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under subsection (a) or (b) above, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under subsection (a) or (b) above. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action.

     (d) If the indemnification provided for in this Section is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Trust and the Guarantor on the one hand and you on the other from the offering of the Preferred Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Trust and the Guarantor on the one hand and you on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Trust and the Guarantor on the one hand and you on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Trust bear to the total discounts and commissions received by you from the Guarantor under this Agreement. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Trust and the Guarantor or you and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d). Notwithstanding the provisions of this subsection (d), you shall not be required to contribute any amount in excess of the amount by which (x) the total price received by the Trust for the sale of the Preferred Securities less the placement fee payable to you exceeds (y) the amount of any damages which you have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     (e) The obligations of the Trust and the Guarantor under this Section shall be in addition to any liability which the Trust and the Guarantor may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls you within the meaning of the Securities Act or the Exchange Act; and your obligations under this Section shall be in addition to any liability which you may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls the Trust and the Guarantor within the meaning of the Securities Act or the Exchange Act.

     8. Survival of Certain Representations and Obligations. The respective indemnities, agreements, representations, warranties and other statements of the Trust and the Guarantor or their officers and of you set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of you, the Trust or the Guarantor or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Preferred Securities. If for any reason the purchase of the Preferred Securities by the Purchasers is not consummated, the Trust and the Guarantor shall remain responsible for the expenses to be paid or reimbursed by them pursuant to Section 4 and the respective obligations of the Trust and the Guarantor and you pursuant to Section 7 shall remain in effect and if any Preferred Securities have been purchased hereunder the representations and warranties in Section 2 and all obligations under Section 4 shall also remain in effect. If the purchase of the Preferred Securities by the Purchasers is not consummated for any reason other than solely because of the occurrence of any event specified in clause (iii), (iv) or (v) of Section 6(b), the Trust and the Guarantor will reimburse you for all out-of-pocket expenses (including fees and disbursements of counsel) reasonably incurred by you in connection with the offering of the Preferred Securities.

     9. Notices. All communications hereunder will be in writing and, if sent to you will be mailed, delivered or telegraphed and confirmed to Credit Suisse First Boston Corporation, Eleven Madison Avenue, New York, NY 10010-3629,
Attention: Investment Banking Department - Transactions Advisory Group, or, if sent to the Trust or the Guarantor, will be mailed, delivered or telegraphed and confirmed to it at DT Industries, Inc., Corporate Centre, Suite 2-300, 1949 E. Sunshine, Springfield, MO 65804, Attention: President and Chief Executive Officer.

     10. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the controlling persons referred to in Section 7, and no other person will have any right or obligation hereunder.

     11. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

     12. Applicable Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York without regard to principles of conflicts of laws.

     Each of the Trust and the Guarantor hereby submits to the nonexclusive jurisdiction of the Federal and state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

                                                                             27
     If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to us one of the counterparts hereof, whereupon it will become a binding agreement between the Trust and the Guarantor and you in accordance with its terms.


                                      Very truly yours,

                                      DT CAPITAL TRUST,

                                         by Stephen J. Gore, solely in
                                         his capacity as trustee
                                         and not in his individual
                                         capacity,

                                         /s/ Stephen J. Gore
                                         --------------------------------------


                                         by Gregory D. Wilson, solely in
                                         his capacity as trustee
                                         and not in his individual
                                         capacity,

                                         /s/ Gregory D. Wilson
                                         --------------------------------------


                                      DT INDUSTRIES, INC.,


                                         by /s/ Bruce P. Erdel
                                            -----------------------------------
                                            Name:  Bruce P. Erdel
                                            Title: Secretary

The foregoing Placement
Agreement is hereby confirmed
and accepted as of the date
first above written.


CREDIT SUISSE FIRST BOSTON
CORPORATION,


by /s/ Sean Twomey
   -------------------------
   Name:  Sean Twomey
   Title: Director